UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                  May 10, 2004
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                            63-1097283
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         3760 River Run Drive                                    35243
         Birmingham, Alabama                                   (Zip Code)
(Address of principal executive offices)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

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Item 9 and 12. Results of Operations and Financial Condition.

On May 10, 2004, the Registrant reported its earnings for the quarter ended March 31, 2004. Attached to this Current Report on Form 8-K is a copy of the Company's press release dated May 10, 2004. This release is being furnished to the Securities and Exchange Commission under Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of May 10, 2004.

VESTA INSURANCE GROUP, INC.

By: /s/ Donald W. Thornton
    ------------------------------
Its: Senior Vice President
     General Counsel and Secretary